                                                                   EXHIBIT 10.34

                    GENERAL AMENDMENT AND WAIVER AGREEMENT


     This GENERAL AMENDMENT AND WAIVER AGREEMENT is executed this 15th day of January, 1997 between Styles on Video, Inc. ("SOV"), a Delaware corporation, Forever Yours, Inc. ("FYI"), a California corporation, and International Digital Investors, L.P. ("IDI"), a Delaware limited partnership.

                                     TERMS

     In consideration of the mutual covenants contained herein and intending to be legally bound hereby, each of the parties hereto agree to (i) amend each of the provisions contained in the certain (a) Note and Preferred Stock Purchase Agreements dated November 20, 1995, as amended (the "November 95 Purchase Agreement"), and May 14, 1996, as amended (the "May 96 Purchase Agreement"), respectively, (b) Warrant Certificate dated as of May 15, 1996 for Series B Warrants to Purchase Common Stock issued by SOV (the "Series B Warrant Certificate") and (c) Certificate of Designation for Series B Preferred Stock of SOV (the "Series B Preferred Stock Designation Certificate"), and (ii) waive each of the breaches or defaults with respect to the November 95 Purchase Agreement, the May 96 Purchase Agreement, the Series B Warrant Certificate and Series B Preferred Stock Designation Certificate, SOLELY AS SET FORTH BELOW; any such waiver made with respect to any breach or default of the November 95 Purchase Agreement, the May 96 Purchase Agreement, the Series B Warrant Certificate and Series B Preferred Stock Designation Certificate shall be deemed to waive any such breach or default occurring during such period of time commencing on the date that any such breach or default first arose through the date hereof:

I.   NOVEMBER 95 PURCHASE AGREEMENT AMENDMENTS AND WAIVERS

     1.1  Amendment and Waiver with Respect to Section 2.1.
          ------------------------------------------------

          (i) The sole reference to the date March 31, 1997 in Section 2.1(a) is hereby amended to be replaced with such date (the "Critical Date") that is the later of (i) April 15, 1997 or (ii) such date that the Management Agreement between Hasco International, Inc. and FYI is terminated or expires, but in no event shall the Critical Date be later than May 1, 1997. Any breach or default triggered by the measurement date of March 31, 1997 is hereby waived.

          (ii) Each of the references to the date December 31, 1996 in Section 2.1(c) is hereby amended to be replaced with the Critical Date. Any breach or default triggered by the measurement date of December 31, 1996 is hereby waived.

     1.2  Amendment and Waiver with Respect to Section 8.1.  Section 8.1(d) is
          ------------------------------------------------
          hereby amended in its entirety and restated as follows: "Liens securing the Notes, the Additional Notes and the 10% Bridge Note dated September 19, 1996 between SOV and IDI, as amended (the "New Bridge Note").

     1.3  Amendment and Waiver with Respect to Section 8.2.  Section 8.2 is
          -------------------------------------------------
          hereby amended in its entirety and restated as follows:

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          Maintenance of Certain Financial Conditions.  The Companies will
          -------------------------------------------
          cause the following financial conditions to exist at all times:

          (a) Consolidated Net Worth shall equal or exceed $(3,540,000) on December 31, 1996 and $(6,500,000) on December 31, 1997; any
               breach or default triggered by a Consolidated Net Worth below $(3,540,000) at December 31, 1996 is hereby waived.

          (b) Consolidated Net Worth shall not be less than the corresponding amount on the last day of any two consecutive fiscal quarters ending on the dates set forth below:

                        Quarter Ending               Amount
                        --------------               ------
                         June 30, 1996            $(3,950,000)
                         September 30, 1996       $(4,490,000)
                         December 31, 1996        $(4,720,000)
                         March 31, 1997           $(5,300,000)
                         June 30, 1997            $(5,800,000)
                         September 30, 1997       $(6,200,000)
                         December 31, 1997        $(6,500,000)
                         March 31, 1998           $(6,700,000)
                         June 30, 1998            $(6,800,000)

          (c) EBITDA of FYI shall equal or exceed $(2,000,000) for the year ended December 31, 1996 and $(1,050,000) for the year ended December 31, 1997; any breach or default triggered by an EBITDA of FYI below $(2,000,000) at December 31, 1996 is hereby waived.

          (d) EBITDA of FYI shall not be less than the corresponding amount during any two consecutive fiscal quarters ending on the dates set forth below; any breach or default triggered by an EBITDA of FYI below $(340,000) and $17,000 for the fiscal quarters ended September 30, 1996 and December 31, 1996, respectively, are hereby waived:


                        Quarter Ending              Amount
                        --------------              ------
                         June 30, 1996            $(811,000)
                         September 30, 1996       $(340,000)
                         December 31, 1996        $  17,000
                         March 31, 1997           $(420,000)
                         June 30, 1997            $(330,000)
                         September 30, 1997       $(210,000)
                         December 31, 1997        $ (90,000)
                         March 31, 1998           $       0
                         June 30, 1998            $ 100,000

     1.4  Amendment with Respect to Section 8.3.  Section 8.3(a) is hereby
          -------------------------------------
          amended as follows: (a) Debt under the Notes, the Additional Notes and the New Bridge Note.

     1.5  Amendment and Waiver with Respect to Section 8.12.
          -------------------------------------------------

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

          (i) The sole parenthetical in Section 8.12(a) is hereby amended and restated as follows: "(or, in the case of the 1995 and 1996 fiscal years, 270 days after the end of such fiscal years)". Any breach or default with respect to the failure to deliver any required report or statement with respect to fiscal 1995 is hereby waived.

          (ii) Any breach or default with respect to the failure to deliver any required report or statement for the quarterly fiscal periods ending March 31, 1996, June 30, 1996 and September 30, 1996 pursuant to Sections 8.12(b)&(c) are hereby waived.

          (iii) Any breach or default with respect to the failure to deliver any certificate, registration statements or reports pursuant to Sections 8.12(d)&(e) are hereby waived.

     1.6  Amendment and Waiver with Respect to Section 8.15.  The sole
          -------------------------------------------------
          reference in Section 8.15 to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

     1.7  Amendment and Waiver with Respect to Section 8.17.  The sole
          -------------------------------------------------
          reference in Section 8.17 to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

     1.8  Amendment and Waiver with Respect to Section 9.1.  Any breach or
          ------------------------------------------------
          default with respect to Section 9.1(j) is hereby waived.

II.  MAY 96 PURCHASE AGREEMENT AMENDMENTS AND WAIVERS

     2.1  Amendment and Waiver with respect to Section 2.1.  Each of the
          ------------------------------------------------
          references to the date December 31, 1996 in Section 2.1(b) are hereby amended to be replaced with the Critical Date. Any breach or default triggered by the measurement date of December 31, 1996 is hereby waived.

     2.2  Amendment and Waiver with respect to Section 3.5. The sole reference
          ------------------------------------------------
          to the date October 31, 1996 in Section 3.5(c) is hereby amended to be replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

     2.3  Amendment and Waiver with Respect to Section 8.1.  Section 8.1(d) is
          ------------------------------------------------
          hereby amended in its entirety and restated as follows: (d) Liens securing the Existing Notes, the Additional Notes and the New Bridge Note."

     2.4  Amendment and Waiver with Respect to Section 8.2.  Section 8.2 is
          -------------------------------------------------
          hereby amended in its entirety and restated as follows:

          Maintenance of Certain Financial Conditions.  The Companies will
          -------------------------------------------
          cause the following financial conditions to exist at all times:

          (a) Consolidated Net Worth shall equal or exceed $(3,540,000) on December 31, 1996 and $(6,500,000) on December 31, 1997; any

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

               breach or default triggered by a Consolidated Net Worth below $(3,540,000) at December 31, 1996 is hereby waived.

          (b) Consolidated Net Worth shall not be less than the corresponding amount on the last day of any two consecutive fiscal quarters ending on the dates set forth below:

                        Quarter Ending               Amount
                        --------------               ------
                         June 30, 1996            $(3,950,000)
                         September 30, 1996       $(4,490,000)
                         December 31, 1996        $(4,720,000)
                         March 31, 1997           $(5,300,000)
                         June 30, 1997            $(5,800,000)
                         September 30, 1997       $(6,200,000)
                         December 31, 1997        $(6,500,000)
                         March 31, 1998           $(6,700,000)
                         June 30, 1998            $(6,800,000)

          (c) EBITDA of FYI shall equal or exceed $(2,000,000) for the year ended December 31, 1996 and $(1,050,000) for the year ended December 31, 1997; any breach or default triggered by an EBITDA of FYI below $(2,000,000) is hereby waived.

          (d) EBITDA of FYI shall not be less than the corresponding amount during any two consecutive fiscal quarters ending on the dates set forth below; any breach or default triggered by an EBITDA of FYI below $(340,000) and $17,000 for the fiscal quarters ended September 30, 1996 and December 31, 1996, respectively, are hereby waived:

                        Quarter Ending              Amount
                        --------------              ------
                         June 30, 1996            $(811,000)
                         September 30, 1996       $(340,000)
                         December 31, 1996        $  17,000
                         March 31, 1997           $(420,000)
                         June 30, 1997            $(330,000)
                         September 30, 1997       $(210,000)
                         December 31, 1997        $ (90,000)
                         March 31, 1998           $       0
                         June 30, 1998            $ 100,000

     2.5  Amendment with Respect to Section 8.3.  Section 8.3(a) is hereby
          -------------------------------------
          amended as follows: (a) Debt under the Existing Notes, the Additional Notes and the New Bridge Note.

     2.6  Amendment and Waiver with Respect to Section 8.12.
          -------------------------------------------------

          (i) The sole parenthetical in Section 8.12(a) is hereby amended and restated as follows: "(or, in the case of the 1995 and 1996 fiscal years, 270 days after the end of such fiscal years)". Any breach or default with respect to the failure to deliver any required report or statement with respect to fiscal 1995 is hereby waived.


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

          (ii) Any breach or default with respect to the failure to deliver any required report or statement for the quarterly fiscal periods ending June 30, 1996 and September 30, 1996 pursuant to Sections 8.12(b)&(c) are hereby waived.

          (iii) Any breach or default with respect to the failure to deliver any certificate, registration statements or reports pursuant to Sections 8.12(d)&(e) are hereby waived.

     2.7   Amendment and Waiver with Respect to Section 8.15.  The sole
           -------------------------------------------------
           reference in Section 8.15 to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

     2.8   Amendment and Waiver with Respect to Section 8.17.  The sole
           -------------------------------------------------
           reference in Section 8.17 to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

     2.9   Waiver with Respect to Section 10.1.  Any breach or default with
           -----------------------------------
           respect to Sections 10.1(j)&(k) is hereby waived.

     2.10  Waiver with Respect to Section 4.7 of Exhibit H.  Any breach or
           -----------------------------------------------
           default with respect to Section 4.7(i) of Exhibit H is hereby waived so long as such breach or default (i) does not involve a sale, lease or other disposition of any Collateral with a value in excess of $5,000 or (ii) arises due to a sale, lease or other disposition solely between SOV and FYI.

     2.11  Waiver with Respect to Section 4.7 of Exhibit I.  Any breach or
           -----------------------------------------------
           default with respect to Section 4.7(i) of Exhibit I is hereby waived so long as such breach or default (i) does not involve a sale, lease or other disposition of any Collateral with a value in excess of $5,000 or (ii) arises due to a sale, lease or other disposition of any Collateral between SOV and FYI.

III. SERIES B WARRANT CERTIFICATE AMENDMENTS AND WAIVERS

     3.1   Amendment and Waiver with Respect to Section 3.  The sole reference
           ----------------------------------------------
           in Section 3(a) to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

     3.2   Amendment and Waiver with Respect to Section 6.  The sole reference
           ----------------------------------------------
           in Section 6(a) to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

IV.  SERIES B PREFERRED STOCK DESIGNATION CERTIFICATE AMENDMENTS AND WAIVERS

     4.1   Amendment and Waiver with Respect to Section 4.  The sole reference
           ----------------------------------------------
           in Sections 4(a)&(i) to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.

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

     4.2  Amendment and Waiver with Respect to Section 6.  The sole reference
          ----------------------------------------------
          in Section 6(b) to the date October 31, 1996 is hereby amended and replaced with the Critical Date. Any breach or default triggered by the measurement date of October 31, 1996 is hereby waived.


V.   MISCELLANEOUS.

     5.1  Governing Law.  This Agreement shall be governed by and construed in
          -------------
          accordance with the laws of the State of California without reference to that state's laws regarding choice of law.

     5.2  Notices.  Any notices, requests, demands and other communications
          -------
          required or permitted to be given hereunder shall be given in writing and shall be deemed to have been duly given when delivered by hand, five days following the date of deposit in the United States mail by registered or certified mail, postage prepaid, return receipt requested, or on the delivery date shown on a written verification of delivery provided by a reputable private delivery service, if addressed to the last address provided to the sender by the addressee.

     5.3  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
          among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by the parties hereto.

     5.4  Benefits; Binding Effect.  This Agreement shall be for the benefit of
          ------------------------
          and binding upon the parties hereto, their respective heirs, personal representatives and assigns.

     5.5  No Waiver.  No waiver of any of the provisions of this Agreement
          ---------
          shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

     5.6  No Third Party Beneficiary.  Nothing expressed or implied in this
          --------------------------
          Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and their respective heirs, personal representatives, legal representatives and assigns, any rights or remedies under or by reason of this Agreement.

     5.7  Severability.  The invalidity of any one or more of the words,
          ------------
          phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

     5.8  Section Headings.  The section and other headings contained in this
          ----------------
          Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

     5.9  Counterparts.  This Agreement may be executed in multiple
          ------------
          counterparts and all such counterparts shall collectively constitute an original Agreement, which may be evidenced by any one or more counterparts.

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

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first written above.


                                       STYLES ON VIDEO, INC.



                                       By:_____________________________________


                                       FOREVER YOURS, INC.



                                       By:_____________________________________




                                       INTERNATIONAL DIGITAL INVESTORS, L.P.



                                       By:_____________________________________

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